Subsequent Event (China Greenstar Holdings Limited [Member])	9 Months Ended
Sep. 30, 2014
China Greenstar Holdings Limited [Member]
Subsequent Event

6.	Subsequent Event

The Group evaluated subsequent events up until the time financial statements are filed with SEC and management identified the following subsequent events:

On December 15, 2014, the Company entered into a Share Exchange Agreement (the “Exchange Agreement”), with (i) Stark Beneficial Inc., (“Stark”), (ii) the Company’s shareholders, Forever Prosperous, Pride Sun, New Empire and (iii) Michael Anthony, the principal stockholder of the Stark (the “Stark Beneficial Shareholder”). Pursuant to the terms of the Exchange Agreement, the Company’s Shareholders transferred to Stark all of the Company’s stock in exchange for the issuance of 102,100,000 shares of Stark (the “Share Exchange’). Immediately prior to the Share Exchange, Stark cancelled and retired 2,100,000 shares of Stark’s issued and outstanding common stock and 5,000,000 shares of Stark’s preferred stock (the “Cancelled Shares”), reducing Stark’s issued and outstanding shares to 279,935 shares of common stock. As a result of the cancellation of the Cancelled Shares and the Share Exchange, Stark had 102,379,935 shares of common stock issued and outstanding following the Share Exchange.

On December 15, 2014, the Exchange Agreement was consummated and closed. As a result of the closing, the Company became a wholly-owned subsidiary of Stark. The share exchange transaction with the Company was treated as a reverse acquisition, with the Company as accounting acquirer and Stark, as the acquired party.

Upon consummation of the Share Exchange, Stark changed the fiscal year end from May 31 to December 31. The Company intends to change its name in the near future.